Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rockwell Collins, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2008 (the “Report”) filed with the Securities and Exchange Commission, I, Patrick E. Allen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                  The Company’s Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 25, 2008	/s/ Patrick E. Allen
Patrick E. Allen
Senior Vice President and
Chief Financial Officer